--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                    - - - - - - - - - - - - - - - - - - - -

      /X/   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 19, 1997


                            TRANS WORLD GAMING CORP.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                      ------------------------------------

                          COMMISSION FILE NO.:  0-25244

                      ------------------------------------

                NEVADA                                         13-3738518
    (State or other jurisdiction of                         (I.R.S. Employer
     incorporation or organization)                         Identification No.)

       ONE PENN PLAZA, SUITE 1503                              10119-0002
             NEW YORK, NY                                      (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code:  (212) 563-3355

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

On April 9, 1997, after reviewing Trans World Gaming Corp.'s ("TWG" or the "Company") Form 10-KSB for the fiscal year ended December 31, 1996, The Nasdaq Stock Market, Inc. ("Nasdaq") notified the Company that its capital and surplus is less than the minimum amount required for continued listing on The Nasdaq SmallCap Market and that the Company's common stock would be subject to delisting on April 23, 1997 unless the Company proposed a definitive plan of action that would result in meeting minimum listing requirements. The Company responded on April 22, 30 and May 6, 1997 requesting an extension of time to permit the Company to implement its definitive plan (including pro forma financials) which demonstrate that following the acquisition of a casino company in the Czech Republic, the Company would satisfy the minimum requirements for continued listing on The Nasdaq SmallCap Market. See the Company's Form 10-KSB for the fiscal year ended December 31, 1996 under "Notes to the Consolidated Financial Statements" at Note 9 entitled "Subsequent Event."

On May 12, 1997, Nasdaq notified the Company that it would not grant TWG an extension to implement its plan to satisfy the Nasdaq minimum requirements for continued listing because the Company's plan depends on closing appropriate financing to fund the proposed acquisition.

On May 14th, 1997, TWG submitted a request for an oral hearing before a committee of the Board of Governors of Nasdaq. On May 19, the Company was informed by Nasdaq that a hearing will be scheduled sometime in June. TWG Common Stock will continue to be listed on The Nasdaq SmallCap Market system pending the outcome of the hearing.

At this time, it is not possible to determine whether TWG's appeal (and request for additional time to implement its plan) at the hearing will be granted or denied. Accordingly, there can be no assurance that following the June hearing, TWG common stock and warrants will remain available to be traded on The Nasdaq SmallCap Market.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TRANS WORLD GAMING CORP.
                                        (Registrant)

                                        By:  /s/Dominick J. Valenzano
                                        -----------------------------------
                                                Dominick J. Valenzano
                                                Chief Financial Officer

Dated:    May 19, 1997